PROMISSORY NOTE

THIS LOAN IS PAYABLE IN FULL AT MATURITY. BORROWER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. BORROWER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT BORROWER MAY OWN, OR BORROWER WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER BORROWER HAS THIS LOAN WITH, WILLING TO LEND BORROWER THE MONEY. IF BORROWER REFINANCES THIS LOAN AT MATURITY, BORROWER MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF BORROWER OBTAINS REFINANCING FROM THE SAME LENDER.

Loan # 35805516

January 10, 2017	**Castroville**	**TX**
[Date]	[City]	[State]

833 CR 583, LaCoste, TX 78039
[Property Address]

1. BORROWER'S PROMISE TO PAY

In return for a loan that **NaturalShrimp Corporation** ("Borrower") has received, Borrower promises to pay U.S. **$245,000.00**, (this amount is called "Principal"), plus interest, to the order of the Lender. The Lender is **Community National Bank** . Borrower will make all payments under this Note in the form of cash, check, money order or electronic funds transfer. Borrower understands that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2. INTEREST RATE AND PAYMENTS

(A) Interest Rate

Interest will be charged on unpaid principal until the full amount of Principal has been paid. Borrower will pay interest at a yearly rate of **5.000%**. If Borrower is in default as described later in this Note, interest will accrue at the "Maximum Rate". "Maximum Rate" means at the particular time in question the maximum rate of interest which, under applicable law, state and federal, may then be charged on this Note. If applicable law ceases to provide for such maximum rate of interest, the Maximum Rate means eighteen percent (18.00%) per annum.

(B) Payments

(1) Place of Payments

Borrower will make its **monthly** payments at **PO Box 1609, 835 HWY 90 E, Castroville, TX 78009** or at a different place if required by the Note Holder.

(2) Amount and Time of Payments

Borrower will make payments as follows:

Principal and interest are payable in monthly installments of $1,625.00 (based on a 240 month amortization) each month beginning February 10, 2017 and continuing regularly in like installments each period on the same day of the month in each period until January 10, 2020 (the "Maturity Date") when all unpaid principal and interest is due and payable. Each installment will be applied first to payment of accrued interest on the unpaid principal, and the remainder will be applied to reduction of unpaid principal.

(C) Accrual Method

(1) Actual / 360 Day Base Method

All payments of interest shall be computed on the per annum basis of a year of 360 days and for the actual number of days elapsed unless such calculation would result in a usurious rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be.

(2) True Daily Earnings Method

Interest will be computed according to the true daily earnings method. The true daily earnings method is a method to compute an interest charge by applying a daily rate to the unpaid balance of the amount financed. The earned finance charge is computed by multiplying the daily rate by the number of days the actual principal balance is outstanding. The daily rate is the equivalent contract rate for a year with the number of days indicated in (C)(1) above.

3. PREPAYMENT

Borrower has the right to make payments of Principal at any time before they are due. A payment of Principal only is known as a Prepayment. When Borrower makes a Prepayment, Borrower will tell the Note Holder in writing that Borrower is doing so. Borrower may not designate a payment as a Prepayment if Borrower has not made all the **monthly** payments due under the Note. Borrower may make a full Prepayment or partial Prepayments without paying a Prepayment charge. The Note Holder will use Borrower's Prepayments to reduce the amount of Principal that Borrower owes under this Note. However, the Note Holder may apply Borrower's Prepayment to the accrued and unpaid interest on the Prepayment amount, before applying Borrower's Prepayment to reduce the Principal amount of the Note. If Borrower makes a partial Prepayment, there will be no changes in the due dates of Borrower's **monthly** payment unless the Note Holder agrees in writing to those changes.

4. LOAN CHARGES

If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from Borrower which exceeded permitted limits will be refunded to Borrower. The Note Holder may choose to make this refund by reducing the Principal Borrower owes under this Note or by making a direct payment to Borrower. If a refund reduces Principal, the reduction will be treated as a partial Prepayment.

5. BORROWER'S FAILURE TO PAY AS REQUIRED

(A) Default

If Borrower does not pay the full amount of each **monthly** payment on the date it is due, Borrower will be in default.

(B) Notice of Default

If Borrower is in default, the Note Holder may send Borrower a written notice telling Borrower that if Borrower does not pay the overdue amount by a certain date, the Note Holder may require Borrower to pay immediately the full amount of Principal which has not been paid and all the interest that Borrower owes on that amount. That date must be at least 30 days after the date on which the notice is deposited in the United States mail, postage prepaid and addressed to me at my last known address as shown by the records of the Note Holder. This Note may not be accelerated because of a decrease in the market value of the property described above or because of the property owner's default under any indebtedness not evidenced by this Note or the Security Instrument.

(C) No Waiver By Note Holder

Even if, at a time when Borrower is in default, the Note Holder does not require Borrower to pay immediately in full as described above, the Note Holder will still have the right to do so if Borrower is in default at a later time.

(D) Payment of Note Holder's Costs and Expenses

If the Note Holder has required Borrower to pay immediately in full as described above, the Note Holder will have the right to be paid back by Borrower for all reasonable costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

(E) Not Sufficient Funds Fees

If not prohibited by applicable law, Borrower agrees to pay an amount charged by Lender not to exceed **$30.00** (or the maximum amount allowed by applicable law if applicable law limits said fee to an amount less than **$30.00**) for each check, draft, order or other instrument or form of remittance made in payment on this note that is returned to Lender unpaid or dishonored for any reason.

(F) Late Charges for Overdue Payments

Notwithstanding anything to the contrary set forth in this Note, Security Instrument or the other loan documents, to the extent not prohibited by Texas and applicable federal law, Borrower hereby agrees to the following:

Late Fee. In the event any payment amount, or any part thereof, remains unpaid for more than **Ten (10)** days past the due date thereof as provided in this Note, Borrower shall pay to Note Holder, in addition to any other amounts to which Note Holder may be entitled hereunder, a reasonable late payment fee equal to **Five (5.000%)** of the overdue payment. This amount is stipulated by Borrower to be reasonable in order to compensate Note Holder for its additional costs incurred as a result of having to attend to such delinquency. This late charge should be paid only once, but promptly, as to each respective late payment. It is further agreed that the imposition of any such late payment fee shall in no way prejudice or limit Note Holder's rights or remedies against Borrower under this Note, Mortgage/Deed of Trust or the other loan documents or any other instrument.

6. GIVING OF NOTICES

Unless applicable law requires a different method, any notice that must be given to Borrower under this Note will be given by delivering it or by mailing it by first class mail to Borrower at the Property Address above or at a different address if Borrower gives the Note Holder a notice of Borrower's different address. Any notice that must be given to the Note Holder under this Note will be given by delivering it or by mailing it by first class mail to the Note Holder at the address stated in Section 2(B) above or at a different address if Borrower is given a notice of that different address.

7. OBLIGATIONS OF PERSONS UNDER THIS NOTE

If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

8. WAIVERS

Borrower waives Presentment and Notice of Dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of Dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

9. SECURITY

This Note is secured by **833 CR 583, LaCoste, TX 78039**. As further security for this Note, Borrower grants to the Note Holder a lien and contractual right of offset in and to all borrower's money and property now or at any time hereafter coming within the custody or control of the Note Holder, including, without limitation, all certificates of deposit and other accounts, whether such certificates or accounts have matured or not and whether exercise of such right of offset results in loss of interest or other penalty under the terms of the certificate or account agreement.

This Note is further secured by a Deed of Trust of even date herewith, to **Thomas J. Rothe**, Trustee, covering the real property described to wit:

Tract 1:

25.30 Acres of Land, more or less, out of Lot 17A, Block 12, San Antonio Trust Subdivision of Lands, Medina County, Texas, and being more particularly described by metes and bounds in EXHIBIT "A" attached hereto and made a part hereof for all purposes.

Tract 2:
11.72 Acres of Land, more or less, out of Lot 17A, Block 12, San Antonio Trust Subdivision of Lands, Medina County, Texas, and being more particularly described by metes and bounds in EXHIBIT "B" attached hereto and made a part hereof for all purposes.

10. APPLICABLE LAW

This Note shall be governed by the law of Texas and any applicable federal law. All legal proceedings brought to enforce or interpret this Note shall be in the appropriate court located in **Medina** County, Texas. In the event of a conflict between any provision of this Note and applicable law, the applicable law shall control to the extent of such conflict and the conflicting provisions contained in this Note shall be modified to the extent necessary to comply with applicable law. All other provisions in this Note will remain fully effective and enforceable.

11. SECURED NOTE

In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust or Security Deed (the "Security Instrument"), dated the same date as this Note, protects the Note Holder from possible losses which might result if Borrower does not keep the promises which Borrower makes in this Note. That Security Instrument describes how and under what conditions Borrower may be required to make immediate payment in full of all amounts Borrower owed under this Note.

12. DUE ON TRANSFER

If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.

13. NO ORAL AGREEMENTS

THIS NOTE CONSTITUTES A "WRITTEN LOAN AGREEMENT" PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, IF SUCH SECTION APPLIES. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

NaturalShrimp Corporation, a Delaware corporation

Signature
Bill G. Williams, Director

Signature
Gerald Easterling, Director

[Sign Originals Only]

MLO Organization: Community National Bank
ID: 446447
MLO Individual: Bruce Turner Reed
ID: 451250

BALLOON ADDENDUM TO THE NOTE

LO Company NMLS ID 446447
LO NMLS ID 451250

Borrower Name(s): **NaturalShrimp Corporation**

Note Date: **January 10, 2017**

For a valuable consideration, receipt of which is hereby acknowledged, both Borrower and lender agree that this BALLOON ADDENDUM TO THE NOTE amends that certain Promissory Note ("NOTE") of date shown above, to which this Addendum is attached. Borrower and Lender agree that this Note shall be subject to the following provisions, notwithstanding any provisions to the contrary contained in said Note or the Mortgage given by Borrower to secure repayment to the Note.

BALLOON PAYMENT:

THIS LOAN IS PAYABLE IN FULL AT THE END OF January 10, 2020. BORROWER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND THE UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. BORROWER WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS BORROWER MAY OWN, OR BORROWER WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER BORROWER HAS THIS LOAN WITH, WILLING TO LEND BORROWER THE MONEY AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER OR LOWER THAN THE INTEREST RATE ON THIS LOAN. IF BORROWER REFINANCES THIS LOAN AT MATURITY, BORROWER MAY HAVE TO PAY SOME OR ALL CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN, EVEN IF BORROWER OBTAINS REFINANCING FROM THE SAME LENDER.

NOTICE OF MATURITY:
At least thirty (30) but not more than one hundred twenty (120) days prior to the Maturity Date, Lender must send Borrower a notice which states the Maturity Date (assuming all scheduled regular monthly payments due the date of the notice and the Maturity Date are made on time).

NaturalShrimp Corporation, a Delaware corporation

Signature Date 1/10/17

Bill G. Williams, Director

Signature Date 1/10/17

Gerald Easterling, Director

Witness

Lender: **Community National Bank**
Borrower: **NaturalShrimp Corporation**
Property: **833 CR 583, LaCoste, Texas 78039**

LO Company NMLS ID 446447
LO NMLS ID 451250
Loan # 35805516

Notice to Cosigner or Guarantor

(IMPORTANT! PLEASE READ BEFORE COSIGNING OR GUARANTEEING)

You are being asked to guarantee the above referenced debt. Think carefully before you do. If the Borrower does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collection costs, which increases this amount.

The Lender can collect this debt from you without first trying to collect from the Borrower. The Lender can use the same collection methods against you that can be used against the Borrower, such as suing you, etc. If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for the debt. This notice is provided to you by the Lender indicated above.

By signing below, you acknowledge that you have received this notice prior to becoming obligated.

[signature] 1/10/17
Signature Date
Gerald Easterling

STATE OF TEXAS
COUNTY OF Medina

The foregoing instrument was acknowledged before me this 10 day of Jan, 2017 by **Gerald Easterling.**

[signature]
Notary Public
Printed Name:
My commission expires:

TANYA HOLZHAUS
Notary Public
STATE OF TEXAS
My Comm. Exp. 06/24/2019
ID# 12862491-5

Guaranty

Guarantor (give name and address) Gerald Easterling PO Box 853 Addison, TX 75001	
Borrower (give name and address) NaturalShrimp Corporation 2068 N Valley Mills Dr, Waco, TX 76710	**Lender** (give name and address) Community National Bank PO Box 1609, 835 HWY 90 E, Castroville, TX 78009

FOR VALUE RECEIVED, in consideration of any and all loans or other financial accommodations heretofore or hereafter at any time made or granted to "Borrower" by the "Lender" and as an inducement to the Lender to advance monies or continue current obligations with Borrower or extend credit to the Borrower, which loans, other financial accommodations, monies advanced and/or extensions of credit will or may benefit the undersigned, and which would not have been and/or will not be made without this Guaranty, the undersigned, being **Gerald Easterling** (hereinafter called "Guarantors" whether one or more, or a "Guarantor", when referring to one specifically), do hereby guarantee to the Lender the immediate payment in full of any and all of the Guaranteed Indebtedness (as hereinafter defined) when due, whether by acceleration or otherwise, and at all times thereafter.

☐ **Continuing Guaranty.** If the box adjacent to this paragraph is checked, this is a continuing guaranty applicable to and guaranteeing any and all Guaranteed Indebtedness as defined in this paragraph. In connection with a continuing guaranty hereunder, the term "Guaranteed Indebtedness" shall include (1) any and all indebtedness of every kind and character, without limit as to amount, whether now existing or hereafter arising, of Borrower to Lender, regardless of whether evidenced by notes, drafts, acceptances, discounts, overdrafts, deeds of trust, security agreements, loan agreements, or otherwise, and regardless whether such indebtedness be fixed, contingent, primary, secondary, joint, several or joint and several, (2) interest, whether accruing before or after maturity, on any and all of the indebtedness described in (1) preceding, (3) any and all attorneys' fees, costs and expenses incurred or suffered by Lender in the making of, the administration of or collection of the foregoing indebtedness described in (1) preceding or interest described in (2) preceding, or any part thereof.

☒ **Specific Guaranty.** If the box adjacent to this paragraph is checked, this is a specific guaranty applicable to and guaranteeing all Guaranteed Indebtedness as defined in this paragraph. The term "Guaranteed Indebtedness" for purposes of a specific guaranty means any and all amounts of (1) principal, (2) interest, whether accruing before or after maturity, on any and all of the indebtedness described, and (3) reasonable attorneys' fees, reasonable costs and expenses actually incurred or suffered by Lender in the collection of the foregoing indebtedness described in (1) and (2) preceding, or any part thereof, and other amounts owing or which hereafter become owing on or in connection with the certain indebtedness, obligations or liabilities of Borrower to Lender described below, together with all renewals, modifications and extensions thereof, even though represented by new instruments, such indebtedness being described as follows:

OMB Approval No. 2502-0265

A. Settlement Statement (HUD-1)

B. Type of Loan

1.☐ FHA 2.☐ RHS 3.☐ Conv. Unins.	4.☐ VA 5.☐ Conv. Ins. ☐ Other	6. File Number: 16325030782	7. Loan Number:	8. Mortgage Insurance Case Number:

C. Note:	This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked "(POC)" were paid outside the closing; they are shown here for informational purposes and are not included in the totals.
D. Name & Address of Borrower:	NaturalShrimp Corporation, 2068 N Valley Mills Dr, Waco, TX 76710
E. Name & Address of Seller:	
F. Name & Address of Lender:	Community National Bank, PO Box 1609, Castroville, TX 78009
G. Property Location:	Property Address 833 County Road 583 LaCoste, Texas 78039 Metes & Bounds 25.30 acres of land out of 37.00 Acres of Lot 17A, Block 12, San Antonio Trust Subdivision of lands, Medina County Texas and 11.72 acres of out land out of Lot 17A , Block 12
H. Settlement Agent: **Place of Settlement:**	Stewart Title Company, 115 County Rd 4718, Suite 2, Castroville, TX 78009, (830) 931-3421 115 County Rd 4718, Suite 2, Castroville, TX 78009
I. Settlement Date:	1/10/2017 **Proration Date:** 1/10/2017 **Disbursement Date:** 1/10/2017

J. Summary of Borrower's Transaction		K. Summary of Seller's Transaction	
100. Gross Amount Due from Borrower		**400. Gross Amount Due to Seller**	
101. Contract sales price		401. Contract sales price	
102. Personal property		402. Personal property	
103. Settlement charges to borrower (line 1400)	$15,435.09	403.	
104. Payoff to Baptist Community Services	$200,000.00	404.	
105.		405.	
Adjustments for items paid by seller in advance		**Adjustments for items paid by seller in advance**	
106. City/town taxes		406. City/town taxes	
107. County taxes		407. County taxes	
108. Assessments		408. Assessments	
109. Maintenance		409. Maintenance	
110.		410.	
111.		411.	
112.		412.	
120. Gross Amount Due from Borrower	**$215,435.09**	**420. Gross Amount Due to Seller**	**$0.00**
200. Amounts Paid by or in Behalf of Borrower		**500. Reductions in Amount Due to Seller**	
201. Deposit or earnest money		501. Excess deposit (see instructions)	
202. Principal amount of new loan(s)	$245,000.00	502. Settlement charges to seller (line 1400)	$0.00
203. Existing loan(s) taken subject to		503. Existing loan(s) taken subject to	
204.		504. Payoff of first mortgage loan	
205.		505. Payoff of second mortgage loan	
206.		506.	
207. Option Fee		507. Option Fee	
208.		508.	
209.		509.	
Adjustments for items unpaid by seller		**Adjustments for items unpaid by seller**	
210. City/town taxes		510. City/town taxes	
211. County taxes		511. County taxes	
212. Assessments		512. Assessments	
213. School taxes		513. School taxes	
214. MUD taxes		514. MUD taxes	
215.		515.	
216.		516.	
217.		517.	
218.		518.	
219.		519.	
220. Total Paid by/for Borrower	**$245,000.00**	**520. Total Reduction Amount Due Seller**	**$0.00**
300. Cash at Settlement from/to Borrower		**600. Cash at Settlement to/from Seller**	
301. Gross amount due from borrower (line 120)	$215,435.09	601. Gross amount due to seller (line 420)	$0.00
302. Less amounts paid by/for borrower (line 220)	($245,000.00)	602. Less reductions in amount due seller (line 520)	$0.00
303. Cash ☐ From ☑ To Borrower	$29,564.91	603. Cash ☑ To ☐ From Seller	$0.00

L. Settlement Charges		Paid From Borrower's Funds at Settlement	Paid From Seller's Funds at Settlement
700. Total Real Estate Broker Fees			
Division of commission (line 700) as follows:			
701.			
702.			
703. Commission paid at settlement			
704.			
800. Items Payable in Connection with Loan			
801. Our origination charge Community National Bank**	$1,225.00 (from GFE #1)		
802. Your credit or charge (points) for the specific interest rate chosen	(from GFE #2)		
803. Your adjusted origination charges to Community National Bank	(from GFE A)	$1,225.00	
804. Appraisal fee to Keith Doerfler	(from GFE #3)	$500.00	
805. Credit report	(from GFE #3)		
806. Tax service	(from GFE #3)		
807. Flood certification to CNB fbo ServiceLink	(from GFE #3)	$12.00	
808. Doc Prep Fee to PeirsonPatterson, LP		$250.00	
809.			
900. Items Required by Lender to Be Paid in Advance			
901. Daily interest charges from	(from GFE #10)		
902. Mortgage insurance premium for	(from GFE #3)		
903. Homeowner's insurance for	(from GFE #11)		
904. Flood Insurance			
905. Windstorm Insurance			
1000. Reserves Deposited with Lender			
1001. Initial deposit for your escrow account	(from GFE #9)		
1002. Homeowner's insurance			
1003. Mortgage insurance			
1004. City property taxes			
1005. County property taxes			
1006. School taxes			
1007. MUD taxes			
1008. Flood Insurance			
1009. Windstorm Insurance			
1010. Aggregate Adjustment			
1100. Title Charges			
1101. Title services and lender's title insurance	(from GFE #4)	$1,703.00	
1102. Settlement or closing fee to Stewart Title of San Antonio		$250.00	
1103. Owner's title insurance to Stewart Title of San Antonio	(from GFE #5)		
1104. Lender's title insurance to Stewart Title of San Antonio Not Payable Taxes Charge only No Form STG $5.00 T30 Tax Deletion STG $20.00	$1,703.00		
1105. Lender's title policy limit $245,000.00			
1106. Owner's title policy limit			
1107. Agent's portion of the total title insurance premium to Stewart Title of San Antonio $1,447.55			
1108. Underwriter's portion of the total title insurance premium to Stewart Title Guaranty Company $255.45			
1109. Title Insurance Binder			
1110. Tax Certificate to Stewart Title of San Antonio		$30.00	
1111. Messenger/Doc Delivery Fee			
1112. Texas Policy Guaranty Fee to Stewart Title Policy Gty Fee		$3.00	
1113. Texas Policy Guaranty Fee			
1114. Attorney Fee for Document Preparation of Release of Lien to TBD		$100.00	
1115. e-Recording Processing Fee			
1119. Title Services Sales Tax			
1200. Government Recording and Transfer Charges			
1201. Government recording charges	(from GFE #7)		
1202. Deed Mortgage $98.00 Releases		$98.00	
1203. Transfer taxes	(from GFE #8)		
1204. City/County tax/stamps			
1205. State tax/stamps			
1206.			
1300. Additional Settlement Charges			
1301. Required services that you can shop for	(from GFE #6)		
1302.			
1303. 2016 Property Taxes Due to Medina County Tax Office		$11,264.09	
1304.			
1305.			
1400. Total Settlement Charges (enter on lines 103, Section J and 502, Section K)		**$15,435.09**	**$0.00**

CERTIFICATION:
I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account or by me in this transaction. I further certify that I have received a copy of HUD-1 Settlement Statement. The Settlement Agent does not warrant or represent the accuracy of information provided by any party, including information concerning POC items and information supplied by the lender in this transaction appearing on this HUD-1 Settlement Statement pertaining to "Comparison of Good Faith Estimate (GFE) and HUD-1 Charges" and "Loan Terms", and the parties hold harmless the Settlement Agent as to any inaccuracies in such matters. The parties have read the above sentences, recognize that the recitations herein are material, agree to same, and recognize Title Company is relying on the same.

The Company has deposited the earnest money that it has received in a demand deposit account that is federally insured to the maximum extent permitted by law. Demand deposit accounts offer immediately available funds for withdrawal after a check has cleared.

The Company may receive other benefits from the financial institution where the funds are deposited. Based upon the deposit of escrow funds in demand accounts and other relationships with the financial institution, Title Company is eligible to participate in a program offered by the financial institution whereby the Title Company may (i) receive favorable loan terms and earn income from the investment of loan proceeds and (ii) receive other benefits offered by the financial institution.

NATURALSHRIMP CORPORATION

Gerald Easterling
Director

Bill G. Williams
Director

To the best of my knowledge, the HUD-1 Settlement Statement which I have prepared is a true and accurate account of the funds which were received and have been or will be disbursed by the undersigned as part of the settlement of this transaction.

Tanya Holzhaus

Date 1/10/17

WARNING: It is a crime to knowingly make false statements to the United States on this or any other similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18: U.S. Code Section 1001 and Section 1010.

Stewart Title Guaranty Company
SCHEDULE A

File No.: 44495

Closer: Mary Mangold

Effective Date of Commitment:
November 10, 2006 at 8:00 a.m.
Issued:
December 6, 2006 at 8:00 a.m.

1. The policy or policies to be issued are:

a. OWNER POLICY OF TITLE INSURANCE (Form T-1)
(Not applicable for improved one-to-four family residential real estate)
Policy Amount: $139,150.00
Proposed Insured: NaturalShrimp Corporation

Tanya.holzhaus
a stewart.com

b. TEXAS RESIDENTIAL OWNER POLICY OF TITLE INSURANCE
--ONE-TO-FOUR FAMILY RESIDENCES (Form T-1 R)
Policy Amount:
Proposed Insured:

c. MORTGAGEE POLICY OF TITLE INSURANCE (Form T-2)
Policy Amount:
Proposed Insured:
Proposed Borrower:

d. TEXAS SHORT FORM RESIDENTIAL MORTGAGEE POLICY OF TITLE INSURANCE (Form T-2 R)
Policy Amount:
Proposed Insured:
Proposed Borrower:

e. MORTGAGEE TITLE POLICY BINDER ON INTERIM CONSTRUCTION LOAN (Form T-13)
Binder Amount:
Proposed Insured:
Proposed Borrower:

f. OTHER
Policy Amount:
Proposed Insured:

2. The interest in the land covered by this Commitment is:

Fee Simple

3. Record title to the land on the Effective Date appears to be vested in:

Edward Lee Smith

4. Legal description of land:

25.30 Acres of Land, more or less, out of Lot 17A, Block 12, San Antonio Trust Subdivision of Lands, Medina County, Texas, and being more particularly described by metes and bounds in Exhibit "A" attached hereto.

Continued on next page.

Continuation of Legal Description

NOTE: The Company does not represent that any acreage or square footage calculations in the above description or in any exhibit hereto are correct.

Medina Valley Surveys, Inc.
P. O. Box 1189, Castroville, Texas 78009
830.931.9783 fx.830.538.9783
established 1986

METES AND BOUNDS DESCRIPTION OF

25.30 Acres of Land out of 37.00 Acres out of Lot 17A, Block 12, San Antonio Trust Subdivision of Lands, Medina County, Texas as recorded in Volume 254 on page 319 of the Deed Records of Medina County, Texas being more particularly described as follows:

BEGINNING at a set #4 rebar on the east right of way line of County Road 583, the southwest corner of this tract, the southwest corner of Lot 17-A on the north right of way line of the Bexar-Medina-Atascosa Irrigation District, Canal A-1;

THENCE N00°22'30"E 419.39 feet (Record Bearing: N00°28'00"E) with the east right of way line of County Road 583, to a set #4 rebar on the west bank of a service canal designated "Canal 12-A," the southwest corner of an 11.72 Acre tract out of the 37.00 acre tract described in Volume 578 on page 1059 of the Official Public Records of Medina County, Texas;

THENCE N47°01'35"E 728.69 feet to a set #4 rebar, the southeast corner of the 11.72 acre tract and a re-entrant corner of this tract;

THENCE S00°02'38"W 718.37 feet to a set #4 rebar on the west bank of the service canal, the northeast corner of the 11.72 acre tract and the northwest corner of this tract on the north line of Lot 17-A;

THENCE N89°54'40"E 491.14 feet (Record Bearing: S89°59'51"E) with the north line of Lot 17-A to a found #5 rebar the northeast corner of this tract, the northwest corner of a 10.04 Acre tract out of Lot 17-A described in Volume 555 on page 93 of the Official Public Records of Medina County, Texas and the northeast corner of the 37.00 acre tract;

THENCES00°05'42"E 1518.75 feet (record: SOUTH 1554.7 feet (deed)) with the west line of the 10.04 acre tract and generally following a wire fence, to a found #5 rebar on the north right of way line of Canal A-1, the southwest corner of the 10.04 acre tract and the southeast corner of this tract;

THENCE S83°32'53"W 1036.68 feet (record: S83°39'W 1036 feet (deed)) with the north righ t of way line of Canal A-1, to the POINT OF BEGINNING, containing 25.30 acres of land.

Bearings and Distances are based on Grid North according to the Texas Coordinate System, South Central Zone, NAD 1983.
Record Courses refer to Volume 2, page 165, Medina County Plat Records.
All "SET" corners are marked with a red plastic cap stamped "CAREY 4454."
A survey plat accompanies this description.

STATE OF TEXAS
COUNTY OF MEDINA

I HEREBY CERTIFY THAT THIS METES AND BOUNDS DESCRIPTION WAS PREPARED FROM AN ACTUAL SURVEY MADE ON THE GROUND UNDER MY SUPERVISION ON NOVEMBER 15, 2006.

Paul T. Carey

PAUL T. CAREY, RPLS 4454
Job Number 10207

EXHIBIT "A"

Medina Valley Surveys, Inc.
P. O. Box 1189, Castroville, Texas 78009
830.931.9783 fx.830.538.9783
established 1986

METES AND BOUNDS DESCRIPTION OF

11.72 Acres of Land out of Lot 17A, Block 12, San Antonio Trust Subdivision of Lands, Medina County, Texas as recorded in Volume 2 on page 165 of the Plat Records of Medina County, Texas being more particularly described as follows:

BEGINNING at a set #4 rebar on the east right of way line of County Road 583, the northwest corner of this tract, the northwest corner of Lot 17-A and the southwest corner of Lot 18-A, Block 12 and bearing S00°31'47"W 2481.24' and S00°33'30"W 1250.00' from a found four-by-four cypress post, the point of intersection of the east right of way line of County Road 583 with the south right of way line of "Road 220½";

THENCE N89°54'40"E 525.76 feet (Record Bearing: S89°59'51"E) with the north line of Lot 17-A to a set #4 rebar on the west bank of a service canal designated "Canal 12-A," the northeast corner of this tract from which a found #5 rebar on the north line of Lot 17-A bears S89°54'40"W 410.98 feet;

THENCE S00°02'38"W 718.37 feet to a set #4 rebar, the southeast corner of this tract;

THENCE S47°01'35"W 728.69 feet to a set #4 rebar on the east right of way line of County Road 583, the southwest corner of this tract;

THENCE N00°22'30"E 1214.30 feet (Record Bearing: N00°28'00"E) with the east right of way line of County Road 583, to the POINT OF BEGINNING, containing 11.72 acres of land.

Bearings and Distances are based on Grid North according to the Texas Coordinate System, South Central Zone, NAD 1983.
Record Courses refer to Volume 2 , page 165 , Medina County Plat Records.
All "SET" corners are marked with a red plastic cap stamped "CAREY 4454."
A survey plat accompanies this description.

STATE OF TEXAS
COUNTY OF MEDINA

I HEREBY CERTIFY THAT THIS METES AND BOUNDS DESCRIPTION WAS PREPARED FROM AN ACTUAL SURVEY MADE ON THE GROUND UNDER MY SUPERVISION ON March 10, 2005.

PAUL T. CAREY, RPLS 4454
Job Number 10207